UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)	February 3, 2011

HOLLYWOOD MEDIA CORP.
(Exact Name of Registrant as Specified in Its Charter)

Florida	1-14332	65-0385686

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2255 Glades Road, Suite 221A,
Boca Raton, Florida	33431

(Address of Principal Executive Offices)	(Zip Code)

(561) 998-8000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 ..425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02           Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02 of Form 8-K.

Hollywood Media Corp.’s preliminary unaudited balance sheet and statement of operations as of and for the three months and year ended December 31, 2010 are furnished as Exhibit 99.1 hereto.  Such balance sheet and statement of operations are subject to adjustment in connection with the audit of Hollywood Media Corp’s financial statements as of and for the three months and year ended December 31, 2010, which has not been completed.  Hollywood Media Corp. expects filing a detailed press release regarding its fourth quarter and year ended December 31, 2010 financial results as well as filing its Annual Report on Form 10-K for the year ended December 31, 2010 in late March 2011.

Hollywood Media Corp. is reporting preliminary financial results for the fourth quarter and year ended December 31, 2010 to provide shareholders with financial information in connection with the tender offer Hollywood Media Corp. commenced on January 18, 2011 and amended on February 3, 2011 to purchase up to 8,000,000 shares of its common stock at a price of $2.05 per share, less any applicable withholding taxes and without interest.  The tender offer will expire at 5:00 p.m., New York City time, on Friday, February 18, 2011, unless extended by Hollywood Media Corp.  The tender offer is subject to a number of terms and conditions described in the Offer to Purchase dated January 18, 2011 and in the related Letter of Transmittal that have been distributed to shareholders, as they may be amended and supplemented from time to time (including as they are amended and supplemented by the Supplement to the Offer to Purchase and the related Letter of Transmittal dated February 3, 2011, that is being distributed to shareholders).

SECTION 9 - Financial Statements and Exhibits

Item 9.01           Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

The following exhibit is filed in connection with the disclosure pursuant to Item 2.02 of this Form 8-K:

99.1	Hollywood Media Corp. preliminary unaudited condensed consolidated balance sheet and statement of operations dated as of and for the three months and year ended December 31, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hollywood Media Corp.
Date: February 3, 2011
/s/ Mitchell Rubenstein
Name: Mitchell Rubenstein
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Hollywood Media Corp. preliminary unaudited condensed consolidated balance sheet and statement of operations dated as of and for the three months and year ended December 31, 2010.